Detail of Certain Balance Sheet Accounts	9 Months Ended
Sep. 30, 2013
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Detail of Certain Balance Sheet Accounts

NOTE 4. DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

Inventories

Inventories consisted of the following as of the dates indicated:

	September 30, 2013	December 31, 2012

Raw materials and components	$14,135,586	$15,150,768
Work-in-process	1,856,235	1,309,447
Finished goods	10,771,072	12,521,229

Total inventory, net	$26,762,893	$28,981,444

As of September 30, 2013 and December 31, 2012, inventories were stated net of inventory valuation allowances of $19.7 million and $25.6 million, respectively. The Company considered a number of factors in estimating the required inventory valuation allowances, including (i) the focus of the business on the next generation of the Company’s products, which utilize lower cost technologies, (ii) the strategic focus on core products to meet the demands of key customers and (iii) the expected demand for the Company’s current generation of products, which are approaching the end of their lifecycle upon the introduction of the next generation of products.

Property and Equipment, Net

Property and equipment, net consisted of the following as of the dates indicated:

	September 30, 2013	December 31, 2012

Leasehold improvements	$1,541,850	$1,627,933
Office furniture and equipment	1,180,563	1,255,244
Computer hardware and software	9,369,127	8,924,424
Tooling, production and test equipment	18,225,025	19,194,959
Construction-in-process	126,692	134,240

Total property and equipment	30,443,257	31,136,800
Accumulated depreciation	(20,335,836)	(14,593,687)

Total property and equipment, net	$10,107,421	$16,543,113

Depreciation related to property and equipment was $2.6 million and $2.2 million for the three months ended September 30, 2013 and 2012, respectively. Depreciation related to property and equipment was $6.9 million and $6.4 million for the nine months ended September 30, 2013 and 2012, respectively.

Impairment of Property and Equipment

Property and equipment are depreciated over their estimated economic lives. Long-lived assets, including property and equipment, are evaluated to determine whether, in management’s judgment, events or changes in circumstances have occurred that may warrant a revision of the estimated useful life or whether the remaining balance should be evaluated for possible impairment. Such impairment tests compare estimated undiscounted cash flows over the remaining life of the property and equipment in assessing whether an asset has been impaired. If an impairment is indicated, the asset is written down to its fair value based on an estimate of its discounted cash flows.

The Company performed an impairment analysis of property and equipment related to its wholly-owned subsidiary, Lighting Science Group Mexico S. de R.L. de C.V. (“LSG Mexico”) in September 2012 due to the announced commitment by the Company’s Board of Directors to transition all manufacturing in Mexico to Jabil Circuit, Inc., the Company’s contract manufacturer in Mexico (the “Mexico Closing”). This review included an assessment of the proposed future use of the property and equipment and their estimated useful lives. As a result of this assessment the Company recorded an impairment charge of $1.7 million for the three and nine months ended September 30, 2012, which is included in Restructuring Expense.